PROSPECTUS SUPPLEMENT
                             DATED JANUARY 24, 2002

                          SUPPLEMENT TO THE PROSPECTUS
          DATED MAY 1, 2001, AS SUPPLEMENTED ON NOVEMBER 21, 2001, FOR
                               THE CONSECO ADVISOR
   AN INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                    CONSECO ADVISOR VARIABLE ANNUITY ACCOUNT
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY


The purpose of this supplement is to describe a one-time reduction in the mortality and expense risk charge for the Rydex U.S. Government Money Market Subaccount.

     As of January 24, 2002, we have reduced the mortality and expense risk charge for the Rydex U.S. Government Money Market Subaccount from an annual rate of 1.25% to 0.65% of the average daily net assets of the Subaccount. We reserve the right to restore the mortality and expense risk charge to the 1.25% rate at any time. We will provide you with notice if and when we restore the charge. Please call your representative or call the Customer Service Center at 1-866-590-2255 to learn more about the mortality and expense risk charge.

     This reduction in mortality and expense risk charge applies only to the Rydex U.S. Government Money Market Subaccount.


PLEASE USE THIS SUPPLEMENT WITH YOUR CONSECO ADVISOR PROSPECTUS. READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.




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